FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated California Municipal Income Fund
Class A Shares
Class B Shares
Federated Michigan Intermediate Municipal Trust
Class A Shares
Federated New York Municipal Income Fund
Class A Shares
Class B Shares
Federated North Carolina Municipal Income Fund
Class A Shares
Federated Ohio Municipal Income Fund
Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund
Class A Shares
Class B Shares

Supplement to Prospectuses dated September 4, 2008 and October 31, 2008

Under the section entitled, “Account and Share Information” please delete the sub-section entitled “Frequent Trading Policies” in its entirety and replace it with the following:

FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund.  Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares.  The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity.  The Fund monitors trades into and out of the Fund within a period of 30 days or less.  The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days.  The size of Share transactions subject to monitoring varies.  Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares.  If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares.  Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.  No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held.  However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

April 22, 2009

Cusip 313923104
Cusip 313923203
Cusip 313923302
Cusip 313923401
Cusip 313923880
Cusip 313923500
Cusip 313923823
Cusip 313923609
Cusip 313923708

Cusip 313923807

40318 (04/09)